Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Capital Corp of the West	Case no.:

MONTHLY REPORT OF OPERATIONS
          MONTH ENDING 30-Jun 2009
     Debtor in possession hereby submits its Monthly Report on the Cash Basis of accounting.
CASH BASIS
          Attached hereto are the following schedules:

A.	Cash Receipts and Cash Disbursements	☑

B.	Summary of Receipts & Disbursements to Date	☑

C.	Balance in Debtor in Possession Account	☑

D.	Balance in Tax Account	N/A

E.	Balance in Citibank DIP Account	☑

F.	Post Petition Debts	N/A

G.	Accounts Receivable Balance	N/A

H.	Inventory Balance	N/A

I.	Federal and State Taxes	N/A

J.	Monthly Operating Statement Questionnaire	☑

K.	Other Appropriate Schedules	☑

NOTES:	Schedules A, B, C, F, I & J MUST be filed.

Attach Schedules D, E, G, H & K if they are maintained in the ordinary course of the business.

SCHEDULE A
CASH RECEIPTS AND DISBURSEMENTS
RECEIPTS

Cash sales	N/A

Rents collected	N/A

Accounts receivable collected	—

Other receipts (describe):

a. KPMG 2008 Audit Fee Refund	32,000.00

b.

1. TOTAL RECEIPTS		$32,000.00

DISBURSEMENTS

Payments to vendors for merchandise	N/A

Net payroll paid	52,457.84

Payroll taxes paid/deposited to tax account:
Employee withholdings	N/A

Employer portion	N/A

Sales taxes paid/deposited to tax account	N/A

Other disbursements (describe):
a. Computer & Internet Costs	$308.88

b. Office Supplies	1,135.52

c. Travel Expenses	460.46

d. Public Disclosure Issuance Costs	1,220.00

e. Rent Exoense	1,280.00

f. Telephone Expense	756.32

g.

h.

i.

j.

k.

Miscellaneous (attach listing)

Living allowance or draw	N/A

2. TOTAL DISBURSEMENTS		$57,619.02

3. Receipts OVER or (UNDER) disbursements		$(25,619.02)

SCHEDULE B SUMMARY OF CASH TRANSACTIONS SINCE FILING PETITION

4. Total receipts to date (Prior month Schedule B line 4 plus current month Schedule A line 1)	$—

5. Total disbursements to date (Prior month Schedule B line 5 plus current month Schedule A line 2)	$—

6. Net receipts over (under) disbursements	$—

SCHEDULE C — SEE ATTACHED SPREADSHEET BALANCE IN DEBTOR IN POSSESSION ACCOUNT

Balance at end of last month	$—

Net transactions for this month (Line 3 — Schedule A)	6,678,683.25

Balance at end of this month	$6,678,683.25

SCHEDULE D — SEE ATTACHED SPREADSHEET BALANCE IN TAX ACCOUNT

Balance at end of last month	$—

Add deposits from general account	—

Subtotal	$—

Deduct payments to taxing agencies

Balance at end of this month	$—

SCHEDULE E — SEE ATTACHED SPREADSHEET BALANCE IN Citibank DIP ACCOUNTS

Balance at end of last month	$6,704,302.27

Add deposits from general account	33,043.71

Subtotal	$6,737,345.98

Deduct disbursements	58,662.73

Balance at end of this month	$6,678,683.25

SCHEDULE F
POST PETITION DEBTS

Balance at end of last month — Not Applicable	$—

Add debts incurred this month

Subtotal	$—

Deduct payments made this month on this balance	—
Subtotal	$—

Adjustments (Explain on separate sheet)	—

Balance at end of this month. (Attach listing)	$—

SCHEDULE G
ACCOUNTS RECEIVABLE BALANCE

Balance of receivables at end of last month — Not Applicable	$—

Add new receivables for this month	—

Subtotal	$—

Deduct accounts collected (From Schedule A)	—

Subtotal	$—

Adjustments (Explain on separate sheet)	—

Balance at end of this month (Attach listing)	$—

SCHEDULE H
INVENTORY AND COST OF GOODS SOLD

Inventory balance at end of last month — Not Applicable	$—

Add merchandise purchase	—

Total inventory available	$—

Adjustments (Explain on separate sheet)	—

Less inventory balance at end of this month	—

Total (Cost of goods sold)	$—

SCHEDULE I
FEDERAL AND STATE TAXES

1. Tax balance at end of last month — Not Applicable		$—

PAYROLL TAX LIABILITY THIS MONTH:
Period: ☐ Weekly ☐ Biweekly ☐ Semimonthly ☐ Monthly
Fed. Employer or S.S. # EDD ID#

Withholdings:
Federal income tax	$—

FICA withheld

State income tax

State disability

Employer tax liability:
FICA

Federal unemployment

State unemployment

2. Total payroll taxes due		$—

SALES TAX LIABILITY THIS MONTH:
State Board of Equalization ID# _________________

Sales tax liability	$—

Other (excise, city, business, etc.)

3. Total sales taxes due		$—

SUMMARY OF TAX PAYMENTS MADE THIS MONTH:

Payee	Date Paid	Bank Acct. #	Check #	Amount
$—

4. Total payments made				$—

Tax balance at end of this month (add line 1+2+3 less line 4)				$—

SCHEDULE J
MONTHLY OPERATING STATEMENT QUESTIONNAIRE

		Yes	No	N/A
1.	Copies of checkbooks or receipts and disbursements listings attached:
	Debtor in possession account (Activated As Of June 5)	☑	☑	☐
	Tax account	☐	☐	☑
	Other account (Citibank Pre-DIP A/C # 203084249)	☑	☐	☐

2.	Listing of unpaid post-petition debts	☐	☐	N/A
(include unpaid professional fees and interest owed)

3.	Have any payments been made to secured creditors or lessors?	☐	☑
(If yes — attach listing of payments made)

4.	(a) Have any payments been made to officers, shareholders, insiders, relatives or professionals? See Attached Payroll Summaries
	(If yes — attach listing of payments made)	☑	☐
	(b) Were these payments approved by the court?	☑	☐

5.	(a) Have any payments been made on prepetition debts?
	(If yes — attach listing of payments made)	☐	☑
(b) Were these payments approved by the court?

6.	Do you carry insurance coverage of any kind?
Attach copies of declaration pages (Data Previously Provided)
	Note: If you have previously submitted copies of declaration pages & there have been no changes in coverage initial here (no copies needed)	☑	☐

7.	Have U.S. Trustee quarterly fees been paid?	☑	☐
(If yes — attach listing of payments made)
	(If no — attach explanation)	Fees Due July 30 Being
Paid With This Filing
DECLARATION OF DEBTOR
I certify under penalty of perjury that the foregoing is true and correct.

Executed on July 13, 2009	/s/ David A. Heaberlin
(Signature)
Debtor in Possession

I have reviewed the Monthly Report of Operations and, after making reasonable inquiry, believe that the information is true and correct.

/s/ David A. Heaberlin
(Signature of Preparer)
(Attorney or Accountant)

Capital Corp of the West
09-14298-B-11F

Cash/Bank Account	Beginning Balance			Transfers in	Ending Balance
Bank & Acct #	31-May-09	Receipts	Disbursements	(+)/out (-)	30-Jun-09
Citibank A/C # 203084249	$6,704,302.27	$—	$22,412.70	$(6,681,889.57)	$—
	$—				$—
Citibank DIP Accounts (Active as of June 4, 2009):	$—				$—
Operating A/C # 9951707360	$—	$32,000.00	$35,206.32	$6,631,889.57	$6,628,683.25
Federal Tax Refund A/C # 9951707387	$—	$—	$—	$50,000.00	$50,000.00
California Tax Refund A/C # 9951707416	$—	$—	$—	$—	$—
Insurance Refund A/C # 9951707424	$—	$—	$—	$—	$—
	$—				$—

Total	$6,704,302.27	$32,000.00	$57,619.02	$—	$6,678,683.25

Notes:

1.	All cash accounts (including petty cash) should be reflected on spreadsheet

2.	Transfers must total zero

3.	Total ending cash on hand must be supported by detailed registers, bank recs, balance sheet, etc.

4.	Net change in cash (receipts less disbursements) must be supported by detailed registers and Schedule A.

5.	Schedules C, D and/or E need not be completed if this spreadsheet is used. Notation should be made on Schedules C, D and/or E to “see attached spreadsheet.”

6.	Beg balance must agree with the prior month’s ending balance or, for the first month only, this amount should agree with the cash on hand as of the filing date.

Capital Corp of the West
Profit & Loss
June 2009

	Jun 09	May 09	$ Change
Income
Refunds
2008 Audit Fee Refund	32,000.00	0.00	32,000.00

Total Refunds	32,000.00	0.00	32,000.00

Total Income	32,000.00	0.00	32,000.00

Expense
Bank Service Charges	0.00	0.00	0.00
Compensation Costs	52,457.84	53,335.45	-877.61
Computer and Internet Expenses	308.88	1,280.79	-971.91
Office Supplies	1,135.52	0.00	1,135.52
Professional Fees
Bankruptcy Legal Fees	0.00	34,875.79	-34,875.79
Corporate Legal Fees	0.00	64,577.23	-64,577.23

Total Professional Fees	0.00	99,453.02	-99,453.02

Public Disclosure Issuance Cost	1,220.00	0.00	1,220.00
Rent Expense	1,280.00	1,280.00	0.00
Telephone Expense	756.32	0.00	756.32
Travel Expense	460.46	0.00	460.46

Total Expense	57,619.02	155,349.26	-97,730.24

Net Income	-25,619.02	-155,349.26	129,730.24

Capital Corp of the West
Profit & Loss Detail
June 2009

							Original	Paid
Type	Date	Num	Name	Memo	Clr	Split	Amount	Amount	Balance

Income
Refunds
2008 Audit Fee Refund
Deposit	6/17/2009		KPMG	Deposit		Opearting Ac..	32,000.00	32,000.00	32,000.00

Total 2008 Audit Fee Refund								32,000.00	32,000.00

Total Refunds								32,000.00	32,000.00

Total Income								32,000.00	32,000.00

Expense
Bank Service Charges
Check	6/11/2009	5001	VOID — Administaff	VOID:	X	Opearting Ac..			0.00

Total Bank Service Charges								0.00	0.00

Compensation Costs
Check	6/5/2009		Administaff	Week Ende..		Citibank	11,206.35	11,206.35	11,206.35
Check	6/12/2009		Administaff	Week Ende..		Citibank	11,206.35	11,206.35	22,412.70
Check	6/16/2009	0000	Administaff	Week Ende..		Opearting Ac..	11,206.35	11,206.35	33,619.05
Deposit	6/17/2009		David Heaberlin	May 2009 B..		Opearting Ac..	-530.41	-530.41	33,088.64
Check	6/23/2009	0000	Administaff	Week Ende..		Opearting Ac..	9,941.25	9,941.25	43,029.89
Deposit	6/24/2009		David Heaberlin	June 2009 B..		Opearting Ac..	-513.30	-513.30	42,516.59
Check	6/30/2009	0000	Administaff	Week Ende..		Opearting Ac..	9,941.25	9,941.25	52,457.84

Total Compensation Costs								52,457.84	52,457.84

Computer and Internet Expenses
Check	6/19/2009	5005	Comcast			Opearting Ac..	308.88	308.88	308.88

Total Computer and Internet Expenses								308.88	308.88

Office Supplies
Check	6/19/2009	5006	David Heaberlin			Opearting Ac..	1,135.52	1,135.52	1,135.52

Total Office Supplies								1,135.52	1,135.52

Public Disclosure Issuance Cost
Check	6/19/2009	5004	Bowne of Los Ang..			Opearting Ac..	1,220.00	1,220.00	1,220.00

Total Public Disclosure Issuance Cost								1,220.00	1,220.00

Rent Expense
Check	6/12/2009	5002	Steiner Investments	June 2009		Opearting Ac..	1,280.00	1,280.00	1,280.00

Total Rent Expense								1,280.00	1,280.00

Telephone Expense
Check	6/19/2009	5003	AT Conference			Opearting Ac..	643.63	643.63	643.63
Check	6/19/2009	5006	David Heaberlin			Opearting Ac..	112.69	112.69	756.32

Total Telephone Expense								756.32	756.32

Travel Expense
Check	6/19/2009	5006	David Heaberlin			Opearting Ac..	460.46	460.46	460.46

Total Travel Expense								460.46	460.46

Total Expense								57,619.02	57,619.02

Net Income								-25,619.02	-25,619.02

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 2958317
2801 G ST	Payroll Date: 06/5/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 6/2/2009	Period: 05/30/2009 through 06/5/2009
Billing Groups:

No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.73	$10,500.00	$11,206.35

Total Summary:		2		$10,500.00	$11,206.35

Total additional charges or credits:					$0.00
Payroll amount due from client:					$11,206.35

TOTAL amount due from client:					$11,206.35

Due to Direct Deposit with ePayStub enrollment in this client number, the debit date for this payroll is paydate.

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	9.33%	$2,500.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00
Direct Deposit Gross Pay:									$10,500.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit

DD	Direct Deposit

D	Dental Only

NH	New Hire

EP	EPaystub

C	W/C Cap

E	Employee Coverage

S	Employee & Spouse Coverage

C	Employee & Child Coverage

F	Employee & Family Coverage

K	Employee & Children Coverage

W	Coverage Waived

I	Coverage Not Available

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 2963543
2801 G ST	Payroll Date: 06/12/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 6/10/2009	Period: 06/6/2009 through 06/12/2009
Billing Groups:

No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.73	$10,500.00	$11,206.35

Total Summary:		2		$10,500.00	$11,206.35

Total additional charges or credits:					$0.00
Payroll amount due from client:					$11,206.35

TOTAL amount due from client:					$11,206.35

Due to Direct Deposit with ePayStub enrollment in this client number, the debit date for this payroll is paydate.

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	9.33%	$2,500.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00
Direct Deposit Gross Pay:									$10,500.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit

DD	Direct Deposit

D	Dental Only

NH	New Hire

EP	EPaystub

C	W/C Cap

E	Employee Coverage

S	Employee & Spouse Coverage

C	Employee & Child Coverage

F	Employee & Family Coverage

K	Employee & Children Coverage

W	Coverage Waived

I	Coverage Not Available

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 2966509
2801 G ST	Payroll Date: 06/19/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 6/15/2009	Period: 06/13/2009 through 06/19/2009
Billing Groups:

No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.73	$10,500.00	$11,206.35

Total Summary:		2		$10,500.00	$11,206.35

Total additional charges or credits:					$0.00
Payroll amount due from client:					$11,206.35

TOTAL amount due from client:					$11,206.35

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	9.33%	$2,500.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00
Direct Deposit Gross Pay:									$10,500.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit

DD	Direct Deposit

D	Dental Only

NH	New Hire

EP	EPaystub

C	W/C Cap

E	Employee Coverage

S	Employee & Spouse Coverage

C	Employee & Child Coverage

F	Employee & Family Coverage

K	Employee & Children Coverage

W	Coverage Waived

I	Coverage Not Available

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 2971038
2801 G ST	Payroll Date: 06/26/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 6/22/2009	Period: 06/20/2009 through 06/26/2009
Billing Groups:

No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.90	$9,300.00	$9,941.25

Total Summary:		2		$9,300.00	$9,941.25

Total additional charges or credits:					$0.00
Payroll amount due from client:					$9,941.25

TOTAL amount due from client:					$9,941.25

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	12.93%	$1,300.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00
Direct Deposit Gross Pay:									$9,300.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit

DD	Direct Deposit

D	Dental Only

NH	New Hire

EP	EPaystub

C	W/C Cap

E	Employee Coverage

S	Employee & Spouse Coverage

C	Employee & Child Coverage

F	Employee & Family Coverage

K	Employee & Children Coverage

W	Coverage Waived

I	Coverage Not Available

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 2977167
2801 G ST	Payroll Date: 07/3/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 6/29/2009	Period: 06/27/2009 through 07/3/2009
Billing Groups:

No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.90	$9,300.00	$9,941.25

Total Summary:		2		$9,300.00	$9,941.25

Total additional charges or credits:					$0.00
Payroll amount due from client:					$9,941.25

TOTAL amount due from client:					$9,941.25

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	12.93%	$1,300.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00
Direct Deposit Gross Pay:									$9,300.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit

DD	Direct Deposit

D	Dental Only

NH	New Hire

EP	EPaystub

C	W/C Cap

E	Employee Coverage

S	Employee & Spouse Coverage

C	Employee & Child Coverage

F	Employee & Family Coverage

K	Employee & Children Coverage

W	Coverage Waived

I	Coverage Not Available

Capital Corp of the West
Balance Sheet
As of June 30, 2009

	Jun 30, 09	May 30, 09	$ Change
ASSETS
Current Assets
Checking/Savings
Citibank	0.00	6,704,302.27	-6,704,302.27
Citibank -Debtor in Possession
Federal Tax Refund Acct	50,000.00	0.00	50,000.00
Opearting Account	6,628,683.25	0.00	6,628,683.25

Total Citibank -Debtor in Possession	6,678,683.25	0.00	6,678,683.25

Total Checking/Savings	6,678,683.25	6,704,302.27	-25,619.02

Total Current Assets	6,678,683.25	6,704,302.27	-25,619.02

Fixed Assets
Furniture and Equipment
Computers	4,299.75	4,299.75	0.00
Furniture	1,662.38	1,662.38	0.00

Total Furniture and Equipment	5,962.13	5,962.13	0.00

Total Fixed Assets	5,962.13	5,962.13	0.00

TOTAL ASSETS	6,684,645.38	6,710,264.40	-25,619.02

LIABILITIES & EQUITY
Liabilities
Long Term Liabilities
Trust Preferred Securities
County Statutory Trust I	6,186,000.00	6,186,000.00	0.00
County Statutory Trust II	10,310,000.00	10,310,000.00	0.00
County Statutory Trust III	15,464,000.00	15,464,000.00	0.00
County Statutory Trust IV	25,774,000.00	25,774,000.00	0.00

Total Trust Preferred Securities	57,734,000.00	57,734,000.00	0.00

Total Long Term Liabilities	57,734,000.00	57,734,000.00	0.00

Total Liabilities	57,734,000.00	57,734,000.00	0.00

Equity
Opening Balance Equity	-57,734,000.00	-57,734,000.00	0.00
Net Income	6,684,645.38	6,710,264.40	-25,619.02

Total Equity	-51,049,354.62	-51,023,735.60	-25,619.02

TOTAL LIABILITIES & EQUITY	6,684,645.38	6,710,264.40	-25,619.02

CitiBusiness

Citibank, N.A. 983 P. O. Box 26892 San Francisco, CA 94126-6892	83058/R1/04F013/0 000 CITIBANK, N.A.
Account
203084249
Statement Period
June 1 — June 30, 2009
CAPITAL CORP OF THE WEST	Relationship Manager
2801 G STREET	US SERVICE CENTER
MERCED CA 95340	1-877-528-0990
Page 1 of 2
CitiBusiness® ACCOUNT AS OF JUNE 30, 2009

Relationship Summary:

Checking	$0.00

Savings	—

Investments (not FDIC insured)	—

Checking Plus	—

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Services Provided by First Data Merchant Services
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SUGGESTIONS AND RECOMMENDATIONS
Help protect yourself from online fraud
Delete and do not respond to suspicious official-looking emails requesting your personal security information, and never click on embedded links in emails. Ensure your computer has current anti-virus software. Change online passwords often and at irregular intervals. Never provide online token passwords to anyone. Please review your account statements promptly and call us at 1-877-528-0990 if you find a discrepancy.
SERVICE CHARGE SUMMARY FROM MAY 1, 2009 THRU MAY 31, 2009

Type of Charge	No./Units	Price/Unit	Amount

CITIBUSINESS CHECKING # 203084249

Average Daily Collected Balance			$6,775,230.59

DEPOSIT SERVICES
MONTHLY MAINTENANCE FEE	1	15.0000	15.00
CHECKS PAID	13	.1400	1.82
DEPOSIT TICKETS	2	1.2500	2.50
ITEMS DEPOSITED	2	.1000	0.20
CITIBUSINESS ONLINE — STOP PAYMENT	1	12.5000	12.50

CITIBUSINESS ONLINE
CASH MANAGER SUITE	1	52.0000	52.00

TRANSFER SERVICES
OUTGOING DOMESTIC WIRE TXFR	2	25.0000	50.00

CITIBUSINESS ONLINE
CBOL — OUT. DOMESTIC WIRE TXFR	2	12.5000	25.00

AUTOMATED CLEARING HOUSE (ACH)
ACH DEBIT RECEIVED	5	.1100	0.55

Total Charges for Services			$159.57

Average collected balances			$6,775,230.59
Less 10% reserve requirement			$677,523.05
Balances eligible for Earnings Credit			$6,097,707.54

83059/R1/04F013A

CAPITAL CORP OF THE WEST	Account 203084249	Page 2 of 2
Statement Period — June 1 — June 30, 2009

SERVICE CHARGE SUMMARY FROM MAY 1, 2009 THRU MAY 31, 2009	Continued

Type of Charge	No./Units	Price/Unit	Amount

Balances Required to Offset Service Charges			$313,076.34

Earnings Credit allowance at 0.60000%			$159.57	[1]
Charges Subject to Earnings Credit			$159.57

Net Service Charge			$0.00
1 — Maximum Earnings Credit cannot exceed monthly fees eligible for offset
CHECKING ACTIVITY

CitiBusiness Checking

0203084249	Beginning Balance:	$6,704,302.27
	Ending Balance	$0.00

Date	Description	Debits	Credits	Balance
6/04	CBUSOL TRANSFER DEBIT	6,500,000.00		204,302.27
	Transfer From AC # 20308429
6/05	ACH DEBIT	11,206.35		193,095.92
	ADMINISTAFF COMP PAYROLL 0002606900 Jun 05
6/12	ACH DEBIT	11,206.35		181,889.57
	ADMINISTAFF COMP PAYROLL 0002606900 Jun 12
6/15	CBUSOL TRANSFER DEBIT	181,889.57		0.00
	Close Out Pre-DIP Account
	Total Debits/Credits	6,704,302.27	0.00
CUSTOMER SERVICE INFORMATION

IF YOU HAVE QUESTIONS ON:	YOU CAN CALL:	YOU CAN WRITE:

Checking	877-528-0990*	Citibank, N.A.
	(For Speech and Hearing	P.O. Box 790184
	Impaired Customers Only TDD: 800-945-0258)	St Louis, MO 63179
For change in address, call your account officer or visit your branch.

*	To ensure quality service, calls are randomly monitored.

Capital Corp of the West Reconciliation Detail Citibank, Period Ending 06/30/2009

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						6,704,302.27
Cleared Transactions
Checks and Payments — 4 items
Transfer	6/4/2009			X	-6,500,000.00	-6,500,000.00
Check	6/5/2009		Administaff	X	-11,206.35	-6,511,206.35
Check	6/12/2009		Administaff	X	-11,206.35	-6,522,412.70
Transfer	6/15/2009			X	-181,889.57	-6,704,302.27

Total Checks and Payments					-6,704,302.27	-6,704,302.27

Total Cleared Transactions					-6,704,302.27	-6,704,302.27

Cleared Balance					-6,704,302.27	0.00
Uncleared Transactions
Deposits and Credits — 1 item
Deposit	6/30/2009					0.00

Total Deposits and Credits					0.00	0.00

Total Uncleared Transactions					0.00	0.00

Register Balance as of 06/30/2009					-6,704,302.27	0.00

Ending Balance					-6,704,302.27	0.00

000001/R1/20F000/0

CitiBank Client Services 587 PO Box 769013 San Antonio, TX 78245-9013 DIP-CAPITAL CORP OF THE WEST-DIP OPERATING ACCOUNT C/O DAVID HEABERLIN 2801 G STREET MERCED CA 95340	002 CITIBANK, N. A. Account 9951707360 Statement Period June 3 — June 24, 2009

CitiBusiness ACCOUNT AS OF JUNE 24, 2009

Relationship Summary:

Checking	$6,690,797.01

Savings	—

Investments (not FDIC insured)	—

Checking Plus	—

Get $200 When You Sign Up for Merchant
Services Open a new account with Citi Merchant
Services Provided by First Data Merchant Services
Corp. and take advantage of this limited time credit
offer. Call today at 1-800-592-2398 for more details.

Checking	Balance

CitiBusiness Checking 9951707360	$6,690,797.01
CitiBusiness Checking 9951707387	$0.00
CitiBusiness Checking 9951707416	$0.00
CitiBusiness Checking 9951707424	$0.00

Total Checking at Citibank	$6,690,797.01
SUGGESTIONS AND RECOMMENDATIONS
Help protect yourself from online fraud
Delete and do not respond to suspicious official-looking emails requesting your personal security information, and never click on embedded links in emails. Ensure your computer has current anti-virus software. Change online passwords often and at irregular intervals. Never provide online token passwords to anyone. Please review your account statements promptly and call us at 1-877-528-0990 if you find a discrepancy.
CHECKING ACTIVITIES RECOMMENDATIONS

CitiBusiness Checking

9951707360	Beginning Balance:	$0.00
	Ending Balance:	$6,690,797.01

Date	Description	Debits	Credits	Balance
6/05	FUNDS TRANSFER		6,500,000.00	6,500,000.00
	WIRE FROM CAPITA CORP OF T E WEST Jun 05
6/16	FUNDS TRANSFER		181,889.57	6,681,889.57
	WIRE FROM CAPITA CORP OF T E WEST Jun 16
6/16	CBUSOL TRANSFER DEBIT	11,206.35		6,670,683.22
	WIRE TO Administaff Companes, Inc.
6/17	FUNDS TRANSFER		32,000.00	6,702,683.22
	WIRE FROM KPMG L P Jun 17
6/17	CHECK NO: 5002	1,280.00		6,701,403.22
6/23	CBUSOL TRANSFER DEBIT	9,941.25		6,691,461.97
	WIRE TO Administaff Companes, Inc.
6/24	DEPOSIT		530.41	6,691,992.38
6/24	DEPOSIT		513.30	6,692,505.68
6/24	CHECK NO: 5006	1,708.67		6,690,797.01
	Total Debits/Credits	24,136.27	6,714,933.28

000002/R1/20F000/0

DIP-CAPITAL CORP OF THE WEST-DIP	Account 9951707360	Page 2 of 2
OPERATING ACCOUNT	Statement Period — June 3 — June 24, 2009

IF YOU HAVE QUESTIONS ON:	YOU CAN CALL:	YOU CAN WRITE:

Checking	877-528-0990	Citibank Client Services
	(For Speech and Hearing	P.O. Box 769013
	Impaired Customers Only	San Antonio, TX 78245-9013
TDD: 800-945-0258)
For change in address, call your account officer or visit your branch.

◀ Back
Recent Account Activity June 01 2009 to July 03 2009
Debits & Credits for Checking Account: DIP Operating (9951707360)

▼Date▲	▼Description▲	▼Credit▲	▼Debit▲	Balance
06/05/09	WIRE FROM CAPITA CORP OF T060509E WEST	6,500,000.00		6,500,000.00
06/16/09	WIRE FROM CAPITA CORP OF T061609E WEST	181,889.57		6,681,889.57
06/16/09	WIRE TO Administaff Companes, Inc.		-11,206.35	6,670,683.22
06/17/09	WIRE FROM KPMG LP061709	32,000.00		6,702,683.22
06/17/09	Check #5002 View Check		-1,280.00	6,701,403.22
06/23/09	WIRE TO Administaff Companes, Inc.		-9,941.25	6,691,461.97
06/24/09	Deposit TLR Br#: 00983 TID:07	530.41		6,691,992.38
06/24/09	Deposit TLR Br#: 00983 TID:07	513.30		6,692,505.68
06/24/09	Check #5006 View Check		-1,708.67	6,690,797.01
06/25/09	Check #5005 View Check		-308.88	6,690,488.13
06/26/09	Check #5004 View Check		-1,220.00	6,689,268.13
06/29/09	Check #5003 View Check		-643.63	6,688,624.50
06/30/09	Transfer to Checking VIA CBUSOL Ref # 32944		-50,000.00	6,638,624.50
06/30/09	WIRE TO Administaff Companes, Inc.		-9,941.25	6,628,683.25
Generated July 06 2009 at 19:02:32
◀ Back

Capital Corp of the West
Reconciliation Detail
Opearting Account, Period Ending 06/30/2009

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						0.00
Cleared Transactions
Checks and Payments — 9 items
Check	6/12/2009	5002	Steiner Investments	X	-1,280.00	-1,280.00
Check	6/16/2009	0000	Administaff	X	-11,206.35	-12,486.35
Check	6/19/2009	5006	David Heaberlin	X	-1,708.67	-14,195.02
Check	6/19/2009	5004	Bowne of Los Angel..	X	-1,220.00	-15,415.02
Check	6/19/2009	5003	AT Conference	X	-643.63	-16,058.65
Check	6/19/2009	5005	Comcast	X	-308.88	-16,367.53
Check	6/23/2009	0000	Administaff	X	-9,941.25	-26,308.78
Transfer	6/30/2009		Quickie Refund Rec..	X	-50,000.00	-76,308.78
Check	6/30/2009	0000	Administaff	X	-9,941.25	-86,250.03

Total Checks and Payments					-86,250.03	-86,250.03
Deposits and Credits — 5 items
Transfer	6/4/2009			X	6,500,000.00	6,500,000.00
Transfer	6/15/2009			X	181,889.57	6,681,889.57
Deposit	6/17/2009			X	530.41	6,682,419.98
Deposit	6/17/2009			X	32,000.00	6,714,419.98
Deposit	6/24/2009			X	513.30	6,714,933.28

Total Deposits and Credits					6,714,933.28	6,714,933.28

Total Cleared Transactions					6,628,683.25	6,628,683.25

Cleared Balance					6,628,683.25	6,628,683.25

Uncleared Transactions Deposits and Credits —1 item
Check	6/11/2009	5001	VOID — Administaff		0.00	0.00

Total Deposits and Credits					0.00	0.00

Total Uncleared Transactions					0.00	0.00

Register Balance as of 06/30/2009					6,628,683.25	6,628,683.25

Ending Balance					6,628,683.25	6,628,683.25